SUPPLEMENT DATED MARCH 31, 2022
to

PROSPECTUSES DATED APRIL 30, 2010
FOR KEYPORT CHARTER AND KEYPORT LATITUDE

PROSPECTUSES APRIL 30, 2004
FOR KEYPORT VISTA AND KEYPORT ADVISOR VISTA

PROSPECTUS DATED DECEMBER 31, 2003
FOR KEYPORT OPTIMA

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
KEYPORT VARIABLE ACCOUNT A

This supplement contains information regarding changes to an investment option that is available under your Contract.

Effective on or about April 29, 2022, the name of the following investment option will be changed:

Current Name	New Name

Invesco V.I. International Growth Fund	Invesco V.I. EQV International Equity Fund

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.